UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2011

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54374	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2011, the Board of Directors of Renewable Energy Group, Inc. (the “Company”) determined that each of the following individuals is an executive officer of the Company.

Name	Office
Brad Albin	Vice President, Manufacturing
Gary Haer	Vice President, Sales and Marketing
David Elsenbast	Vice President, Supply Chain Management

Brad Albin, age 49, has served as the Company’s Vice President, Manufacturing since February 2008. Mr. Albin also served as Vice President of Construction Services from April 2007 through February 2008. From September 2006 through April 2007, Mr. Albin served as Director, Construction. Prior to joining the Company, Mr. Albin served as General Manager for West Central, one of the Company’s predecessors, from October 2005 through September 2006. From November 2002 to January 2006, Mr. Albin served as Executive Director of Operations for Material Sciences Corporation, where he directed multi-plant operations for automotive and global appliance industries. From 1996 to 2002, Mr. Albin was the Vice President of Operations for Griffin Industries. Mr. Albin was a charter member of the National Biodiesel Accreditation Committee. Mr. Albin is currently the Vice President of the Iowa Renewable Fuels Association and will be the President in 2012. Mr. Albin holds a B.S. in chemistry from Eastern Illinois University.

Gary Haer, age 58, has served as the Company’s Vice President, Sales and Marketing since August 2006. From October 1998 to August 2006, Mr. Haer served as the National Sales and Marketing Manager for biodiesel for West Central and was responsible for developing the marketing and distribution infrastructure for biodiesel sales in the United States. Mr. Haer is currently Chairman of the National Biodiesel Board’s Governing Board and has been elected to various officer positions during his tenure from 1998 to 2011. Mr. Haer holds a M.B.A. from Baker University and a B.S. in accounting from Northwest Missouri State University.

David Elsenbast, age 50, has served as the Company’s Vice President, Supply Chain Management since April 2009. From August 2006 to April 2009, Mr. Elsenbast served as the Company’s Vice President, Procurement. Prior to joining us, Mr. Elsenbast served in the same role for West Central, beginning in April 2006. Mr. Elsenbast has also served on the Board of the American Fats and Oils Association since October 2009. From 1990 to March 2006, Mr. Elsenbast served in various roles for Milk Specialties Company, an animal nutrition company, including Vice President of Business Development, Vice President of Operations and Purchasing and General Manager. Mr. Elsenbast holds a B.S. in agricultural business from Iowa State University.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on October 26, 2011, at 10:00 a.m. central time, at the Company’s executive offices. A total of 30,411,091 shares of the Company’s capital stock, representing 65.62% of the total number of shares outstanding and entitled to vote at the meeting, representing a quorum for those matters requiring a vote of all stockholders, were present at the Annual Meeting, and 17,692,050 shares of common stock, representing 53.75% of the total number of shares outstanding and entitled to vote at the meeting, representing a quorum for those matters requiring a separate vote of the common shareholders, were present at the Annual Meeting. The number of votes cast and the manner in which such votes were cast, with respect to each proposal considered at the Annual Meeting are as follows:

Proposal No. 1 – Election of Directors

The Company’s common and preferred stockholders, voting together, elected the following twelve individuals to the Company’s Board of Directors (the “Board”):

	FOR	WITHHOLD
Jeffrey Stroburg	30,289,772	121,319
Paul Chatterton	30,289,772	121,319
Scott P. Chesnut	30,284,919	126,172
Delbert Christensen	30,284,919	126,172
Eric Hakmiller	30,289,772	121,319
Randolph L. Howard	30,289,772	121,319
Don Huyser	30,285,728	125,363
Michael A. Jackson	30,289,772	121,319
Jonathan Koch	30,284,173	126,918
Ronald L. Mapes	30,260,020	151,071
Daniel J. Oh	30,289,772	121,319
Christopher D. Sorrells	30,285,728	125,363

Proposal No. 2 – Advisory Vote on the Compensation of Executive Officers

The common and preferred stockholders of the Company, voting together, voted as follows with respect to the non-binding advisory vote to approve the compensation of the Company’s named executive officers (“say on pay”):

FOR	AGAINST	ABSTAIN
29,913,594	360,715	136,782

Proposal No. 3 – Advisory vote on the frequency of future advisory votes on the compensation of executive officers

The common and preferred stockholders of the Company, voting together, voted as follows with respect to the non-binding advisory vote on the frequency of future “say on pay” advisory votes was as follows:

1 year	2 years	3 years	ABSTAIN
29,920,885	144,743	48,086	297,377

In accordance with the recommendation of the Company’s stockholders, the Company intends to hold a non-binding advisory vote on the compensation of its named executive officers every year until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the named executive officers of the Company.

Proposal No. 4 — Ratification of Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was approved by the votes of the common and preferred stockholders of the Company, voting together, as follows:

FOR	AGAINST	ABSTAIN
30,161,771	66,666	92,687

Proposal No. 5 — Amended and Restated 2009 Stock Incentive Plan

The proposal to approve the Company’s Amended and Restated 2009 Stock Incentive Plan was approved by the votes of the common and preferred stockholders of the Company, voting together, as follows:

FOR	AGAINST	ABSTAIN
29,838,229	439,177	64,125

Proposal No. 6 – Common Stock Reclassification

The proposal to amend and restate the Company’s certificate of incorporation to reclassify the Company’s existing common stock as Class A common stock, to create a new class of common stock consisting of 300,000,000 authorized shares and to provide for the rights and preferences of the Class A common stock and common stock, was approved by the votes of the common stockholders of the Company as follows:

FOR	AGAINST	ABSTAIN
17,389,453	184,456	118,141

Proposal No. 7 – Series A Preferred Stock Conversion

The proposal to amend and restate the Company’s certificate of incorporation to provide for the conversion and redemption of the Series A preferred stock in connection with the proposed initial public offering of the Company’s common stock, authorize 3,000,000 shares of Series B preferred stock and to establish the rights, preferences, powers, restrictions and limitations of the Series B preferred stock to be issued in connection with such conversion and redemption, was approved by the votes of the common stockholders of the Company as follows:

FOR	AGAINST	ABSTAIN
17,405,378	171,517	115,155

Proposal No. 8 – Stock-Splits

The proposal to amend and restate the Company’s certificate of incorporation to effect, alternatively, as determined by the Company’s Board in its discretion, a 1-for-1.5 reverse stock split, a 1-for-2 reverse stock split, a 1-for-2.5 reverse stock split, a 1-for-3 reverse stock split, a 1-for-3.5 reverse stock split, a 1-for-4 reverse stock split, a 1-for-4.5 reverse stock split or a 1-for-5 reverse stock split in connection with the reclassification of the existing common stock into Class A common stock, was approved by the votes of the common stockholders of the Company as follows:

FOR	AGAINST	ABSTAIN
17,399,149	193,019	99,882

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2011

RENEWABLE ENERGY GROUP, INC.

By:	/s/ Chad Stone
Chad Stone
Chief Financial Officer